FRANCHISE REVENUE	12 Months Ended
Dec. 31, 2011
FRANCHISE REVENUE
FRANCHISE REVENUE

NOTE 17. FRANCHISE REVENUE

        The Company's Franchise segment generates revenues through product sales to franchisees, royalties, franchise fees and interest income on the financing of the franchise locations. The Company enters into franchise agreements with initial terms of ten years. The Company charges franchisees three types of flat franchise fees associated with stores: initial, transfer and renewal. The initial franchise fee is payable prior to the franchise store opening as consideration for the initial franchise rights and services performed by the Company. Transfer fees are paid as consideration for the same rights and services as the initial fee and occur when a former franchisee transfers ownership of the franchise location to a new franchisee. This is typically a reduced fee compared to the initial franchise fee. The renewal franchise fee is charged to existing franchisees upon renewal of the franchise contract. This fee is similar to, but typically less than, the initial fee.

        Once the franchise store is opened, transferred or renewed, the Company has no further obligations under these fees to the franchisee. Therefore, all initial, transfer and renewal franchise fee revenue is recognized in the period in which a franchise store is opened, transferred or date the contract period is renewed. The Company recognized initial franchise fees of $3.0 million, $2.8 million, and $2.4 million for the years ended December 31, 2011, 2010 and 2009, respectively.

        The following is a summary of the Company's franchise revenue by type:

	Year ended December 31,
	2011	2010	2009
	(in thousands)
Product sales	$275,026	$241,932	$217,920
Royalties	46,507	38,722	35,561
Franchise fees	5,585	5,646	4,570
Other	7,674	7,249	6,117

Total franchise revenue	$334,792	$293,549	$264,168